VAN KAMPEN UNIT TRUSTS, SERIES 581

     The Dow Jones Select Microcap Enhanced Index Strategy Portfolio 2006-3


                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 30, 2006

   Notwithstanding anything to the contrary in the prospectus, Advanced Digital Information Corporation was acquired in a cash or stock transaction and the stock of such company is no longer included in the portfolio of The Dow Jones Select Microcap Enhanced Index Strategy Portfolio 2006-3.


Supplement Dated:  August 25, 2006